Exhibit 99.1

                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                              December 31, 2000
                            Fourth Quarter Report

                             [LOGO]    CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                             [LOGO]    UNION BANK


                          Wholly Owned Subsidiaries


                                                           January 17, 2001

Dear Shareholder,

The year 2000 has come and gone and candidly the time passed rather quickly. We thought it would be appropriate to mention some of the highlights and activities of your company during that time.

In early February the data processing for Citizens Savings Bank and Trust Company was transferred to Union Bank and Citizens' data network was upgraded. Efforts in improving backroom efficiencies and consolidation continue at both banks and will remain a priority in 2001. The teamwork displayed is exemplary at all levels making the sometimes difficult tasks that much easier to complete.

The construction season was strong throughout the year with outstanding BUILD loans growing to over $10 million at year-end.

Union Bank again received the designation from the U.S. Small Business Administration as the "most small business user friendly bank" in Vermont (fifth consecutive year).

The summer saw the appointment of the Audit Committee as well as the listing of our common stock on the American Stock Exchange (AMEX) under the symbol UNB. We also installed an ATM at Ben & Jerry's Homemade in Waterbury and very recently at Taft Corners in Williston. Electronic banking continues to be in greater demand as utilization grows almost daily.

The transfer of Union Bank's Trust Department to Citizens' Trust Department as well as the placement of a full-time trust officer in Morrisville has begun to show good results. We believe this service will grow considerably in the coming years. In addition, Citizens has greatly expanded their merchant credit card services and introduced Internet banking just last month. Both banks now offer the NetTeller home banking product.

On a more somber note, Walter M. Sargent (Sarge, as we all knew him) passed away on November 23rd. Sarge was either a director or officer of Union Bank for 68 years. We will miss him.

You will see as you review the financial data to the right, 2000 was a year of growth, challenge and improvement. A reduction in merger related expenses and increased net interest income from solid loan growth were important factors in the improved earnings for 2000. Audited financial statements for 2000, proxy statement and information on the annual meeting scheduled for May 16th will follow in about twelve weeks.

Enclosed is a dividend check or advice of deposit representing a dividend of $.26 per share to shareholders of record January 13, 2001. Due to timing and notice rules of the SEC, we will be making future dividend payments to you about 10 days later then in past periods.

Sincerely,

/s/ W. Arlen Smith                     /s/ Kenneth D. Gibbons
------------------                     ----------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, nonreceipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                    Corporate Name:    Union Bankshares, Inc.
                    Transfer Agent:    Union Bank
                                       P.O. Box 667
                                       Morrisville, VT
                                       05661-0667

                             Phone:    802-888-6600
                               Fax:    802-888-4921
                             Email:    ubexec@together.net
                           Website:    www.unionbankvt.com



Consolidated Balance Sheets (unaudited)
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                                        December 31, 2000    December 31, 1999

ASSETS
Cash and Due from Banks                   $ 10,353,571         $ 11,596,195
Federal Funds Sold                           1,070,000            3,474,064
Interest Bearing Deposits                    1,731,970            1,988,285
U.S. Government Securities                  30,073,487           34,730,751
State and Municipal Securities               4,797,196            4,789,595
Corporate Securities                        22,787,804           21,858,978
Loans, net                                 224,778,578          209,353,399
  Less: Reserve for Loan Losses             (2,862,707)          (2,869,983)
Bank Building and Equipment, net             3,964,314            4,039,886
Other Real Estate Owned                        116,293               26,667
Other Assets                                 6,577,444            6,487,809
                                          ---------------------------------
      Total Assets                        $303,387,950         $295,475,646
                                          =================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                           $ 33,742,546         $ 32,988,892
Savings and Time Deposits                  224,990,761          224,603,911
Borrowings                                   6,381,779            2,871,929
Other Liabilities                            3,115,808            2,790,900
Common Stock                                 6,527,378            6,526,978
Paid in Capital                                239,903              238,353
Retained Earnings                           30,010,683           28,180,180
Accumulated Other Comprehensive Income         (28,457)          (1,133,046)
Treasury Stock at Cost                      (1,592,451)          (1,592,451)
                                          ---------------------------------
      Total Liabilities and
       Shareholders' Equity               $303,387,950         $295,475,646
                                          =================================

Standby Letters of Credit were $789,000 and $676,000 at December 31, 2000 and 1999 respectively.


Consolidated Statements of Income (unaudited)
-----------------------------------------------------------------------------------------
                                    12/31/00      12/31/99       12/31/00       12/31/99
                                       (3 months ended)             (12 months ended)

Interest Income                    $6,319,313    $5,875,383    $24,149,568    $22,864,328
Interest Expense                    2,639,509     2,321,676      9,877,357      9,121,571
                                   ------------------------------------------------------
  Net Interest Income               3,679,804     3,553,707     14,272,211     13,742,757
Less: Provision for Loan Losses        62,500       109,499        250,000        359,496
                                   ------------------------------------------------------
  Net Interest Income after
   Loan Loss Provision              3,617,304     3,444,208     14,022,211     13,383,261

Trust Income                           70,253        50,946        181,611        165,770
Other Income                          571,354       636,144      2,364,406      2,379,086
Other Operating Expenses:
  Salaries                          1,062,795     1,050,385      4,493,992      4,233,731
  Employee Benefits                   254,140       364,060      1,122,214      1,094,754
  Occupancy                           126,315       127,547        560,477        534,813
  Equipment                           240,480       284,107        993,773      1,124,755
  Other                               719,745       917,551      2,773,220      3,049,334
                                   ------------------------------------------------------
      Total                         2,403,475     2,743,650      9,943,676     10,037,387
                                   ------------------------------------------------------
Net Income before Tax               1,855,436     1,387,648      6,624,552      5,890,730
Income Tax Expense                    548,766       511,596      1,825,010      1,815,259
                                   ------------------------------------------------------
  Net Income                       $1,306,670    $  876,052    $ 4,799,542    $ 4,075,471
                                   ======================================================
  Earnings per Share               $     0.43    $     0.29    $      1.58    $      1.35
  Book Value Per Share                                         $     11.60    $     10.64


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                               Peter M. Haslam
                            Franklin G. Hovey II
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent


                                 OFFICERS OF
                            UNION BANKSHARES, INC.

W. Arlen Smith                                                      Chairman
Cynthia D. Borck                                              Vice-President
Kenneth D. Gibbons                                                 President
Peter M. Haslam                                                    Secretary
Marsha A. Mongeon                                   Vice President/Treasurer
Jerry S. Rowe                                                 Vice President


                     DIRCETORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

John Dinsmore                                            Assistant Treasurer
Tracey D. Holbrook                                  Assistant Vice President
Susan O. Laferriere                                           Vice President
Dennis J. Lamothe                                                  Treasurer
Michelle Leighton                                             Vice President
Barbara A. Olden                                    Assistant Vice President
Deborah J. Partlow                                             Trust Officer
Jerry S. Rowe                                                      President
Wendy L. Somers                                                Trust Officer
David A. Weed                                                 Vice President


                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                               Peter M. Haslam
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent


                           OFFICERS OF UNION BANK

Wanda L. Allaire                                    Assistant Vice President
Ethan A. Allen, Jr.                                           Vice President
Rhonda L. Bennett                                             Vice President
Cynthia D. Borck                                       Senior Vice President
Fern C. Farmer                                      Assistant Vice President
Patsy S. French                                     Assistant Vice President
Kenneth D. Gibbons                                                 President
Nathaniel M. Hayward                                 Commercial Loan Officer
Claire A. Hindes                                         Assistant Treasurer
Patricia N. Hogan                                             Vice President
Peter R. Jones                                                Vice President
Margaret S. Lambert                                 Assistant Vice President
Marsha A. Mongeon                            Senior Vice President/Treasurer
Freda T. Moody                                      Assistant Vice President
Karen Carlson Noyes                                 Assistant Vice President
Colleen D. Putvain                                       Assistant Treasurer
Ruth P. Schwartz                                              Vice President
David S. Silverman                                     Senior Vice President
JoAnn A. Tallman                                         Assistant Secretary
Francis E. Welch                                    Assistant Vice President
Craig S. Wiltshire                                            Vice President


                             UNION BANK OFFICES

     Morrisville                                        Jeffersonville
20 Lower Main Street*                                   80 Main Street*
    (802) 888-6600                                      (802) 644-6600

   Northgate Plaza*                                        Hyde Park
      Route 100                                         250 Main Street
    (802) 888-6860                                      (802) 888-6880

        Stowe                                          Remote ATM's at:
    Stowe Village*                                Smugglers' Notch Resort (2)
Park and Pond Streets                                Johnson State College
    (802) 253-6600                                     Copley Hospital
                                                    Cold Hollow Cider Mill
  1857 Mountain Road                                  Trapp Family Lodge
      Route 108                                    Stowe Mountain Resort (3)
    (802) 253-6642                                Big John's Riverside Store
                                                    Taft Corners, Williston
       Hardwick                                          Ben & Jerry's
   103 VT Route 15*
    (802) 472-8100                                    Express Telebanking
                                                        (802) 888-6448
       Johnson                                          (800) 583-2869
198 Lower Main Street*
    (802) 635-6600

                             www.unionbankvt.com

*    ATM's at these branches


                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

    St. Johnsbury                                      Remote ATM's at:
 364 Railroad Street*                                East Burke, Route 114
    (802) 748-3131                                     Danville, Route 2

  325 Portland Street                                Express Phone Banking
    (802) 748-3121                                      (802) 748-0815
                                                        (800) 748-1018
     Lyndonville
  183 Depot Street*
    (802) 626-3100

 St. Johnsbury Center
 Green Mountain Mall*
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*    ATM's at these branches